Exhibit 99.2 January 2022 (NYSE: CRGY) A Differentiated U.S. Energy Company C R E S C E N T E N E R G Y

Disclaimer This presentation relates to Crescent Energy Company (the “Company”) and contains “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward looking statements and are based on current expectations. Words such as “estimate,” “project,” “predict,” “believe,” “expect, expect,” anticipate,” “potential,” “possible,” “create,” “intend,” “should,” “could,” “may,” “foresee,” “plan,” “will,” “guidance,” “look,” “outlook,” “view,” “efforts,” “goal,” “future,” “assume,” “forecast,” build,” “focus,” “work,” “commitment,” “approach,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance (including labels “NTM” and “E”) used in connection with any discussion of future plans, actions, or events identify forward looking statements and express our expectations about future events. However, the absence of these words does not mean that the statements are not forward looking. These forward looking statements include, but are not limited to, statements regarding the recent consummation of the business combination (the “Transaction”) between Independence Energy LLC (“Independence”) and Contango Oil & Gas (“Contango”), pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities, anticipated future performance, future commodity prices, future production targets, future earnings, EBITDAX, leverage targets, future capital spending plans, operational and cost efficiencies, inventory life, hedging activities, business strategy and market position, estimated reserves, cash flows, liquidity and accretive effects of the Transaction, financial strategy, budget, projections and future operating results. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward looking statements included in this communication. These include the ability to have successfully integrated the businesses and achieving synergies, risks related to disruption of management time from ongoing business operations due to the closing of the Transaction, the risk that the closing of the Transaction could have a continuing adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the impact of reduced demand for the Company’s products and products made from them due to governmental and societal actions taken in response to the COVID 19 pandemic, uncertainty related to the actions of OPEC and other oil-producing countries, the uncertainties, costs and risks involved in the Company’s operations, including as a result of employee misconduct, natural disasters, pandemics, epidemics (including the COVID-19 pandemic and any escalation or worsening thereof) or other public health conditions and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and may be beyond the Company’s control, including those detailed in that certain final prospectus on Form 424B3 (the “Final Prospectus”) filed with the U.S. Securities and Exchange Commission (the “SEC”) relating to the Transaction that is available on the SEC’s website at http://www.sec.gov, the Company’s current reports on Form 8-K and Contango’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on the SEC’s website at http://www.sec.gov. All forward looking statements are based on a number of assumptions, risks and uncertainties that the Company believes to be reasonable but that may not prove to be accurate. Many of such risks, uncertainties and assumptions are beyond the Company’s ability to control or predict. Because of these risks, uncertainties and assumptions, readers are cautioned not to, and should not, place undue reliance on these forward-looking statements. The Company does not give any assurance (1) that they will achieve their expectations, or (2) to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decree, cost reductions, business strategies, earnings or revenue trends or future financial results. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to correct, revise or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. All subsequent written and oral forward-looking statements concerning the Company or other matters and attributable thereto or to any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Reserve engineering is a process of estimating underground accumulations of oil and natural gas that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data and price and cost assumptions made by reservoir engineers. In addition, the results of drilling, testing and production activities may justify revisions of estimates that were made previously. If significant, such revisions would change the schedule of any further production and development drilling. Unless otherwise indicated, reserve estimates shown herein are based on reserve reports as of December 31, 2021 that were prepared or audited by the Company’s independent reserve engineers in accordance with applicable rules and guidelines of the SEC. Certain reserve estimates were prepared using commodity prices based on Henry Hub and West Texas Intermediate futures prices, referred to herein as “strip” pricing, rather than SEC pricing guidelines. The Company believes that the use of strip pricing provides useful information about its reserves, as the forward prices are based on the market’s forward-looking expectations of oil and natural gas prices as of a certain date. Strip prices are not necessarily a projection of future oil and natural gas prices and should be carefully considered in addition to, and not as a substitute for, SEC prices when considering the Company’s oil, natural gas and natural gas liquid reserves. This presentation includes certain financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These measures include (i) Adj. EBITDAX, (ii) Unhedged Adj. EBITDAX, (iii) Net Debt, (iv) Leverage, (vi) Levered Free Cash Flow, (viii) Cash G&A, (vii) PV-0, (viii) PV-10, and (ix) Reinvestment Rate. The Company defines Adj. EBITDAX as net income (loss) before interest expense, realized (gain) loss on interest rate derivatives, income tax expense, depreciation, depletion and amortization, exploration expense, non-cash gain (loss) on derivatives, impairment of oil and natural gas properties, equity-based compensation, (gain) loss on sale of assets, other (income) expense, certain non-controlling interest distributions made by Crescent Energy OpCo, LLC (“OpCo”), non-recurring expenses and transaction expenses. The Company defines Unhedged Adj. EBITDAX as Adj. EBITDAX before realized (gain) loss on commodity derivatives. The Company defines Net Debt as total debt less unrestricted cash & cash equivalents. The Company defines Leverage as the ratio of Net Debt to Adj. EBITDAX. The Company defines Levered Free Cash Flow as Adjusted EBITDAX less interest expense, excluding noncash deferred financing cost amortization, realized gain (loss) on interest rate derivatives, current income tax provision, tax-related non-controlling distributions made by OpCo and development of oil and natural gas properties. The Company defines Reinvestment Rate as capital expenditures as a percentage of Adj. EBITDAX. The Company defines Cash G&A as General and Administrative Expense, excluding noncash equity-based compensation. In addition, pre-tax undiscounted present value (“PV-0”) and pre-tax present value discounted at ten percent (“PV-10”) are considered non-GAAP measures. The most directly comparable GAAP financial measure is standardized measure of discounted future net cash flows. Unless otherwise indicated, the Company has not provided reconciliations for forward-looking and pro forma non-GAAP measures because the Company cannot do so without unreasonable effort and any attempt to do so would be inherently imprecise. This is due to the inherent difficulty of forecasting the timing or amount of various reconciling items that would impact the most directly comparable forward-looking GAAP financial measure, that have not yet occurred, are out of our control and/or cannot be reasonably predicted. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. C R E S C E N T E N E R G Y 2

Crescent Energy: A Differentiated U.S. Energy Company

A Diversified and Well-Capitalized Energy Company with an Investor Mindset and a Focus on Sustainable Value Creation

- **Substantial Cash Flow Generation Supported by Predictable PDP Base**
- **Attractive Growth Through Disciplined Investment**
- **Committed to ESG Progress & Engagement**
- **Focused on Returning Capital to Shareholders[1]**



Rockies
30% Q3'21 YTD Production
Mid-Con
10% Q3'21 YTD Production
Barnett
20% Q3'21 YTD Production
Other Assets
5% Q3'21 YTD Production
Permian
10% Q3'21 YTD Production
Eagle Ford
25% Q3'21 YTD Production

Crescent Metrics At a Glance[2]

2022E Production: 114 - 124 Mboe/d	**2022E Adj. EBITDAX & LFCF[3]:** \$800 - \$850 MM & \$325 - \$375 MM
Est. Annual PDP Decline: ~17%	**Historical Reinvestment Rate[4]:** ~45%
2022E Commodity Mix: ~55% Liquids	**SEC PV-10[5]:** \$5.2 Bn Proved and \$4.3 Bn Proved Developed
2022E Dividend[1]: \$0.12 per quarter	**Leverage:** 1.4x[6] current; 1.0x long-term target

(1) Projected \$80 - \$85 million of annual dividends based on 10% of Adjusted EBITDAX dividend framework and initial Adjusted EBITDAX guidance. Quarterly per share amount based on 170.6 MM current shares outstanding. Crescent intends to pay a dividend in the first quarter of 2022. Dividend payments are subject to board approval and applicable law.
(2) 2022E figures are estimated and based on initial guidance.
(3) Assumes \$75/Bbl WTI oil and \$3.75/MMBtu natural gas. Adjusted EBITDAX and Levered Free Cash Flow are non-GAAP financial measures.
(4) Represents non-acquisition capex spend as a percentage of historical Adjusted EBITDAX since 2014 for Independence Energy, Crescent's predecessor.
(5) Proved reserve estimates based on SEC pricing of \$66.56 per Bbl for WTI oil and \$3.60 per MMBtu for Henry Hub natural gas. PV-10 is a non-GAAP measure.
(6) Current leverage represents net debt as of 9/30/21 divided by Q3 2021 YTD Annualized EBITDAX based on pro forma combined financials for Crescent related to the Contango and Independence merger. See reconciliation of Q3 2021 YTD Annualized EBITDAX in Appendix.

CRESCENT ENERGY
3

Consistently Executing Our Strategy We Seek to Deliver Attractive Risk-Adjusted Investment Returns and Predictable Cash Flows Across Cycles Employing a differentiated business model that combines an investor mindset and deep operational expertise Investing capital with discipline and a focus on cash flow Acquiring and developing a portfolio of low-risk assets Engaging on key Environmental, Social & Governance (“ESG”) principles with a commitment to continuous improvement Providing downside protection through strong risk management C R E S C E N T E N E R G Y 4

Sustainable Value Creation: Our Free Cash Flow Model

Stable Asset Base Generates Predictable Free Cash Flow, Supported by Financial Discipline and Growth Through Returns-Driven Investing

Cash flow is the foundation of our business, and each dollar flows through our disciplined framework

10% of Adj. EBITDAX

$0.12 per share quarterly dividend to shareholders[1]

Targeting 1.0x Leverage

Maintain balance sheet strength

Focused on Value Creation

Disciplined reinvestment into our assets

Targeted consolidation through accretive acquisitions

First Priority

Growth through Returns-Driven Investing

CRESCENT ENERGY

(1) Projected $80 - $85 million of annual dividends based on 10% of Adjusted EBITDAX dividend framework and initial Adjusted EBITDAX guidance. Quarterly per share amount based on 170.6 MM current shares outstanding. Crescent intends to pay a dividend in the first quarter of 2022. Dividend payments are subject to board approval and applicable law.

5

Low-Decline Production Base Drives FCF Generation

Scaled Portfolio of Stable, Low-Decline Production from a Diversified Asset Base Generates Substantial and Predictable Free Cash Flow

- **Low-decline FCF from PDP base underpins value and supports growth through flexible, returns-driven investment**
- **Basin & commodity diversification support cash flow stability**
- **Midstream assets enhance cash margins and supplement free cash flow**

2022E PDP Decline vs. Peers[1]



32%
26%
26%
25%
25%
25%
24%
24%
23%
23%
23%
22%
21%
20%
20%
19%
18%
18%
17%
12%
8%
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20

Asset Statistics	Late-Cycle Low Decline[2]	Mid-Cycle Unconventional[3]	Total Base Production
Q3'21 YTD Production: *(Mboe/d)*	~59	~56	~115
PDP Decline: *(2022E)*	~8%	~20%	~17%
Unhedged Adj. EBITDAX[4]: *($MM | Q3'21 YTD Ann.)*	~$335	~$525	~$860
Historical Reinvestment Rate[5]			~45%

(1) Peer estimates per Enverus.
(2) Late-Cycle Low Decline includes midstream.
(3) Mid-Cycle Unconventional includes all Crescent assets with 2022E expected base PDP decline rate greater than 10%.
(4) Represents annualized YTD Q3 2021 Unhedged Adjusted EBITDAX based on pro forma combined financials for Crescent related to the Contango and Independence merger. See reconciliation in Appendix.
(5) Represents non-acquisition capex spend as a percentage of historical Adjusted EBITDAX since 2014 for Independence Energy, Crescent's predecessor.

CRESCENT ENERGY
6

Flexible & Returns-Driven Organic Growth Potential

Balanced Portfolio of Attractive, Low-Risk Reinvestment Opportunities in Key Proven Basins Across The Lower 48

- **Extensive low-risk capital opportunity**
- **Attractive & competitive development returns**
- **Minimal drilling requirements provide valuable optionality**
- **Strategic minerals portfolio enhances margins**



Reinvestment Opportunities(1):
Operated Assets
Non-Operated Assets
Operated & Non-Operated Assets

Asset Statistics	Operated Unconventional		Non Operated	Other Assets	Total Portfolio
	Eagle Ford	Permian			
% Held by Production[2]:	~80%	~100%	~93%	~100%	~98%
Locations[2]: *(Gross / Net)*	270 / 260	150 / 90	960 / 240	180 / 140	1,560 / 730
Avg Development MOIC[3]: *(12/31 NYMEX)*	>2.5x	>3.5x	>2.5x	>2.0x	>2.5x
% of Capex Program: *(2022E)*	~70% - 75%		~15% - 20%		100%[4]

(1) Map of Reinvestment Opportunities only includes select assets and is not representative of full Crescent asset base.
(2) Asset statistics as of YE 2021.
(3) "MOIC" represents multiple on invested capital or total projected cash flow divided by development cost. Development returns based on the assumptions used to estimate YE 2021 PUD reserves.
(4) Includes ~10% of other capital allocated to midstream and field development, leasehold, P&A and sustainability / ESG initiatives.

CRESCENT ENERGY
7

An Attractive Market for Consolidation Historically Low Equity Capital Formation and An Increasing Supply of Assets and Businesses For Sale Has Created a Unique Market Opportunity (1) (2) Large, Increasing Universe (Capital | $Bn) (Deals ) of Attractive Target Primary Equity Raised $50 $46 200 Private Equity Raised Opportunities Deals on the Market $40 $38 • Divestiture programs of 150 majors & large-cap Attractive Market $30 Opportunity independents 100 $20 • Subscale public & $12 private companies $10 50 $10 $4 $3 • Private & unnatural $- - owners seeking liquidity 2016 2017 2018 2019 2020 2021 $72 $73 $86 $94 $53 $66 • Bolt-on opportunities (3) Total Upstream M&A and A&D Market Size ($Bn) near existing assets (1) Represents total primary equity issuances by US upstream companies and total energy-dedicated private equity raised. C R E S C E N T E N E R G Y 8 (2) Represents total North American deals on the market per Enverus as of December 2021. (3) Represents total annual USA upstream focused transactions (A&D + Corporate M&A) per Enverus as of December 2021.

Continuing Our Active Acquisition Strategy

Differentiated Business Model, Scaled Asset Base & Investment Experience Uniquely Position Crescent to Further Capitalize on the Market Opportunity

Focused on Accretive Acquisitions

- **Cash flow oriented assets in proven U.S. basins**
- **Opportunistic & value oriented; focused on cash-on-cash returns**
- **Low-risk assets with duration and multiple upside opportunities**

Consistent Acquisition Strategy

Actively Pursuing Acquisitions Since 2011



Crescent Acquisitions
3
4
8
3
3
6
2012-16 Avg. / Year
2017
2018
2019
2020
2021

2021 Crescent Acquisitions			
Transaction	**Closing**	**Region**	**Market Theme**
MinCon	*Q1 2021*		**Subscale Public Company**
Diversified & PDP-Focused Assets	*Q1 2021*		**Private Company Seeking Liquidity**
Cash Flowing Minerals Portfolio	*Q1 2021*		**Large-Cap Divestiture**
Gas-Weighted PDP Asset	*Q3 2021*		**Large-Cap Divestiture**
High-Margin Conventional Asset	*Q4 2021*		**Private Company Seeking Liquidity**
Contango	*Q4 2021*		**Strategic M&A**

CRESCENT ENERGY
9

Initial 2022 Guidance

2022 Program Generates $325 - $375 MM of Levered Free Cash Flow[(1)]

Capital Allocation Commentary

- **Operated: 32 –38 gross wells online (>90% WI), with approximately 33% online in the first quarter**
- **Non-op: focused in Eagle Ford, Permian and DJ, based on preliminary partner discussions**
- **2022 capital investments are expected to be weighted to the first half of the year**

Financial Policy

- **Post dividends, plan to use the remaining free cash to reduce net debt, to opportunistically fund acquisitions and for general corporate purposes**
- **Current net leverage of 1.4x[(2)], consistent with Crescent's low leverage strategy**

2022E Capital Allocation

($75 / Bbl WTI and $3.75 / MMbtu Henry Hub)



Other[(3)]
~10%
Non-Operated Driling and Completion 15% - 20%
$375 MM - $425 MM
Operated Drilling and Completion 70% - 75%

Initial 2022 Guidance

($75 / Bbl WTI and $3.75 / MMbtu Henry Hub)

	Full Year 2022
EBITDAX and Levered Free Cash Flow[(1)]	
Adjusted EBITDAX (non-GAAP)	$800 - $850 MM
Unhedged Adjusted EBITDAX (non-GAAP)	$1,100 - $1,150 MM
Levered Free Cash Flow (non-GAAP)	$325 - $375 MM
Production and Midstream Revenue	
Production	114 - 124 MBoe/d
% Oil / % Liquids	*~40% / ~55%*
% Hedged	*~66%*
Midstream and Other Revenue[(4)]	$45 - $50 MM
Capital (Excludes Potential Acquisitions)	
Total Organic Capital	$375 - $425 MM
Operated Eagle Ford Wells Online	32 – 38 Gross (>90% WI)
Per Unit Expenses	
Operating Expense	$17.25 - $18.25 / Boe
Cash G&A (includes management fee)[(1)]	$1.60 - $1.80 / Boe
Financial Policy	
Dividend Framework[(5)]	10% of Adj. EBITDAX
Implied 2022 Annual Dividend[(5)]	$0.12 per share
Long-term Leverage Target	1.0x net leverage

(1) *Adjusted EBITDAX, Unhedged Adjusted EBITDAX, Levered Free Cash Flow and Cash G&A are non-GAAP measures.*
(2) *Current leverage represents net debt as of 9/30/21 divided by Q3 2021 YTD Annualized EBITDAX based on pro forma combined financials for Crescent related to the Contango and Independence merger. See reconciliation of Q3 2021 YTD Annualized EBITDAX in Appendix.*
(3) *Other capex includes midstream and field development, leasehold, P&A and sustainability/ESG initiatives.*
(4) *Midstream operating expense reflected in Operating Expense.*
(5) *Projected $80 - $85 million of annual dividends based on 10% of Adjusted EBITDAX dividend framework and initial Adjusted EBITDAX guidance. Quarterly per share amount based on 170.6 MM current shares outstanding. Crescent intends to pay a dividend in the first quarter of 2022. Dividend payments are subject to board approval and applicable law.*

CRESCENT ENERGY
10

Disciplined Financial & Risk Management Program

Prioritize Balance Sheet Strength	• Target investment grade credit metrics • Long-term target leverage at or below 1.0x
Returns Focused Reinvestment Decisions	• Disciplined reinvestment of a portion of cash flow • Deliver full-cycle cash-on-cash returns
Proactive Risk Management Strategy	• Monitor and manage enterprise risk • Hedging program protects cash flow and reinvestment returns
Accretive Acquisitions	• Evaluate acquisitions consistent with cash-flow based strategy • Focus on complementary assets with strong full-cycle returns
Return of Capital Through Dividends	• Long track record of returning capital through dividends • Implied quarterly dividends of $0.12 / share based on dividend framework of 10% of Adj. EBITDAX[1]

(1) Projected $80 - $85 million of annual dividends based on 10% of Adjusted EBITDAX dividend framework and initial Adjusted EBITDAX guidance. Quarterly per share amount based on 170.6 MM current shares outstanding. Crescent intends to pay a dividend in the first quarter of 2022. Dividend payments are subject to board approval and applicable law.

CRESCENT ENERGY

11

Commitment to Financial Strength and Flexibility

Low Leverage Strategy with 1.0x Long-Term Target

Targeting Investment Grade Balance Sheet Metrics

- **Current leverage of ~1.4x(1)**
- **5.2x PD PV-10 / net debt(2)**
- **~$349 MM of available liquidity(3)**

Significant Capital Flexibility

- **No near-term debt maturities**
- **Disciplined approach to capital allocation, focused on balance sheet strength**
- **Hedge strategy mitigates cash flow volatility**

Pro Forma Capitalization Table as of 9/30(4)

($ in MM, unless noted)

Cash & Cash Equivalents	$67
RBL Borrowings	$397
7.25% Senior Notes	500
Total Principal Debt Outstanding	$897
Net Debt	**$830**
Elected Commitment Under RBL	$700
Net Debt / Annualized Adj. EBITDAX(1)	1.4x
Net Debt / Ann. 2022E Adj. EBITDAX(4)	1.0x
Proved Developed PV-10 / Net Debt(2)	5.2x
Total Proved PV-10 / Net Debt(2)	6.2x
Corporate Credit Ratings (Moody's / S&P)	B1 / B
Issuer Credit Ratings (Moody's / S&P)	B2 / B+
Total Class A and Class B Shares Outstanding (MM) (NYSE: CRGY)	170.6

Debt Maturities



($MM)
$1,000
$500
$-
$330
$500
2022
2023
2024
2025
2026
RBL(5)(6)
Senior Notes

(1) Current Leverage represents net debt as of 9/30/21 divided by Q3 2021 YTD Annualized EBITDAX based on pro forma combined financials for Crescent related to the Contango and Independence merger. See reconciliation of Q3 2021 YTD Annualized EBITDAX for in Appendix.
(2) PV-10 is a non-GAAP financial measure. PV-10 estimates based on SEC pricing of $66.56 per Bbl for WTI oil and $3.60 per MMBtu for Henry Hub natural gas. Represents net debt as of 9/30/21.
(3) Liquidity based on 9/30 RBL Elected Commitment of $700 MM less amount drawn less outstanding letters of credit plus cash outstanding as of 9/30.
(4) Calculated with net debt as of 9/30/21 divided by 2022E Adjusted EBITDAX assuming $75/Bbl WTI oil and $3.75/MMBtu natural gas. Adjusted EBITDAX is a non-GAAP financial measure.
(5) Subsequent to September 30, 2021, Crescent closed on a $71 million transaction and funded the purchase with borrowings under the Crescent Credit Facility and cash on hand.
(6) RBL balance represents 9/30 pro forma RBL drawn less cash balance.

CRESCENT ENERGY 12

Our Reliable Dividend Framework Our Adj. EBITDAX-Based Dividend Framework is Designed to Deliver a (1) Reliable Return of Capital to Our Shareholders Illustrative Dividend Dividend framework distributes (Assuming $1Bn of Adj. EBITDAX) 10% of Adjusted EBITDAX ($MM) Dividend Policy • Projected quarterly dividend of Crescent Framework $0.12 per share based on initial (% of Adj. EBITDAX) (1)(2) $150 Adjusted EBITDAX guidance Illustrative Peer Policy (% of FCF) • Intends to pay a dividend in the (2) first quarter of 2022 $100 • Dividends are planned before Crescent Framework any capital is allocated to growth through reinvestment or $50 consolidation Adj. EBITDAX-Based Dividend Eliminates Variability vs. FCF- $0 Based Alternatives 25% 50% 75% 100% • Dividends paid first, unaffected Annual Reinvestment Rate by changes in reinvestment rate (1) Adjusted EBITDAX is a non-GAAP financial measure. C R E S C E N T E N E R G Y 13 (2) All dividend payments are subject to board approval and applicable law.

Our Commitment to ESG Improvement

Shared Commitment to Developing Industry-Leading ESG Programs and Continually Improving ESG Performance

Crescent Energy's ESG highlights and priorities:

Published inaugural 2020 ESG report

- **Reported on key ESG performance metrics using SASB standards[(1)]**
- **Announced formation of ESG Advisory Council**

Identified ESG priorities and actions for 2022

- **Plans to provide short- and long-term ESG targets in its 2021 report**

Supported by the network of the broader KKR platform

Work to reduce greenhouse gas emissions

Aspire to be a zero incident workplace

Manage and reduce fresh water use

Listen and respond to community and stakeholder concerns

Develop a diverse and inclusive workforce culture

(1) *Reported in line with the Value Reporting Foundation's SASB Standard for Oil & Gas – Exploration & Production.*

CRESCENT ENERGY
14

Aligned Management & Board with Investor Mindset

Uniquely Aligned Management Team with High Insider Ownership and Exclusively Performance-Based Long-Term Incentive Structure








David Rockecharlie	Brandi Kendall	Todd Falk	Ben Conner	Clay Rynd	Bo Shi
CEO	CFO	CAO	Executive VP	Executive VP	General Counsel

- Industry-leading insider ownership of ~22%(1) provides exceptional alignment towards long-term value creation
- The company will receive certain management and advisory services from affiliates of, and have access to, KKR's global platform, while maintaining General & Administrative costs in-line with peers
- Experienced and cohesive core management team has worked together for an average of 6+ years on our consistent strategy
- While traditional energy companies largely pursue incentive compensation plans with a mix of time and performance based grants, Crescent Manager's(2) is 100% performance based and 100% stock
- Wilkie Colyer Jr. and Farley Dakan will continue to manage Contango, and its consistent acquisition strategy, as a Crescent operating subsidiary

(1) *Represents direct ownership interest of KKR & Co (excludes 3rd party managed capital) and Crescent Board of Directors.*
(2) *Crescent Energy Company has entered into a management agreement with KKR Energy Assets Manager LLC (the "Crescent Manager") pursuant to which the Crescent Manager has agreed to provide certain management and investment advisory services to Crescent Energy Company and its subsidiaries.*

CRESCENT ENERGY
15

Crescent Energy: A Compelling Investment A Diversified and Well-Capitalized Energy Company with an Investor Mindset and a Focus on Sustainable Value Creation Unique business model combining an investor mindset & deep operational expertise Investing capital with discipline and a focus on cash flow Acquiring and developing a portfolio of low risk assets Engaging on key ESG principles with a commitment to continuous improvement Providing downside protection through strong risk management C R E S C E N T E N E R G Y 16

Appendix C R E S C E N T E N E R G Y

Our Operating Model Employing a Differentiated Business Model that Combines an Investor Mindset and Deep Operational Expertise to Deliver Sustainable Value Creation • Operating through three scaled asset strategies with financial incentives tied directly to cash-on-cash returns • Crescent Energy executive leadership focused on capital allocation, financing & capital market activity and long-term corporate strategy along with day-to-day operation of the business • Crescent Energy will benefit from the perspectives of KKR resources, including KKR’s Global Macro team, Public Affairs team, KKR Capital Markets, the KKR Global Institute, the Client and Partner Group and KKR’s Sustainability Expert Advisory Council Operated Operated Non-Operated & Conventional & Unconventional Minerals Low-Decline C R E S C E N T E N E R G Y 18

Crescent Energy Reserves Overview Year-End Proved Reserves of 532 MMBoe at SEC Pricing Comprised of 54% Liquids and 86% Proved Developed (1) (1) Reserve Category Oil (MBbl) Gas (MMcf) NGL (MBbl) Total (MBoe) PV-0 ($MM) PV-10 ($MM) Proved Developed 158,091 1,404,570 66,402 458,587 $7,495 $4,305 Proved Undeveloped 52,069 65,383 10,091 73,057 1,896 854 Total Proved Reserves 210,160 1,469,953 76,493 531,645 $9,391 $5,159 (1) (1) Reserves PV-10 Total Proved PV-10 By Category By Category By Basin Proved Other Proved Undeveloped Mid-Con 5% Undeveloped 14% 8% 17% Eagle Ford Barnett 38% 12% Permian 12% Proved Proved Developed Developed Rockies 83% 86% 26% (1) PV-0 and PV-10 are non-GAAP measures. C R E S C E N T E N E R G Y 19

Our Proactive Hedge Strategy

Hedge Strategy Mitigates Near-Term Price Volatility and Protects Cash Flow and Reinvestment Returns

Base PDP: Actively hedge oil, gas, NGLs, basis and CMA roll exposure to protect cash flow and maintain prudent leverage

Development: Execute hedges in parallel with reinvestment decisions to protect underwritten returns

New Acquisitions: Execute hedges at signing for any new acquisition to protect investment returns



Target Hedge Levels(1)
(% of PDP Production)
80%
0 - 50%
37%
7%
Years 1-3
Years 4-5
2022E
2023E
Crescent Strategy
Industry Average(2)

CRESCENT ENERGY

Source: Company, equity research.
(1) Represents targeted hedge levels for future production as part of Crescent's risk management program.
(2) Industry average represents average % of oil production (per JP Morgan as of November 2021).

20

Our Board of Directors

Crescent's Board of Directors Brings Together a Diverse Group of Seasoned Executives with a Broad Range of Valuable Expertise

- Crescent Board comprised of more than 75% Independent Directors(1)
- One Director to serve on separate and dedicated ESG Advisory Council



John Goff
- Crescent Board Chairman
- Founder, Crescent Real Estate & Goff Capital



David Rockecharlie
- Crescent CEO
- Partner & Head of KKR Energy Real Assets



Erich Bobinsky
- Director, Liberty Mutual Investments



Bevin Brown
- Managing Director, Liberty Mutual Investments



Claire Farley
- Board member of Technip FMC & LyondellBasell N.V.
- Former Partner, KKR
- Former President, Texaco North America



Bob Gwin
- Board member of Pembina Pipeline Corp & Enable Midstream Partners
- Former President, Anadarko Corporation



Brandi Kendall
- Crescent CFO
- Managing Director, KKR Energy Real Assets



Lon McCain
- Board member of Cheniere Energy Partners, GP & Continental Resources
- Former CFO, Ellora Energy, Inc



Karen Simon
- Board member of Energean PLC & Aker ASA
- Former Vice Chairman, Investment Banking at JP Morgan

(1) *Based on NYSE independent director criteria.*

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ESG Advisory Council

Our ESG Advisory Council meets quarterly and advises management and the board on a variety of ESG topics, including environmental, health & safety; climate change & greenhouse gas emissions reduction; water management; community relations; and diversity, equity & inclusion

- **Provides constructive and independent input & feedback on our ESG-related policies, programs and targets**
- **Shares lessons learned and industry best-practices**
- **ESG priorities further supported by engagement with KKR and the firm's global platform**

ESG Advisory Council

Founding Members



Karen Simon - *Board Representative*

Karen Simon is newly retired from J.P. Morgan as a Vice Chairman in the Investment Bank with over 35 years of corporate finance experience with the firm. Her career included senior roles in oil & gas, debt capital markets, and private equity coverage. She is currently Chair of Energean plc, which has won several awards for its work on ESG, most recently "Best ESG Energy Growth Strategy Europe 2021", and a Director on the Board of Aker ASA. She will provide a direct channel to bring the perspective of the Council to the Board, as well as offer extensive experience in capital markets and governance.



John Mingé

John Mingé served as chairman and president of BP America until his retirement in 2019. Prior to leading the company, he spent four years overseeing BP in Alaska; before that, he held executive and engineering positions in the United States, United Kingdom, Vietnam, and Indonesia. He brings decades of operational and EHS expertise, including his recent role as Chair of the National Petroleum Council's Carbon Capture, Use, and Storage Study. John Mingé also acts as an industry advisor to KKR.



Dr. Michael E. Webber

Dr. Michael E. Webber is the Josey Centennial Professor in Energy Resources at The University of Texas at Austin. From September 2018 to August 2021, Webber was based in Paris, France where he served as the Chief Science and Technology Officer at ENGIE. Webber's expertise spans research and education at the convergence of engineering, policy, and commercialization on topics related to innovation, energy, and the environment, including expertise in methane monitoring and innovation.

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Summary Hedge Position as of 12/31/2021 ~66% Hedged in 2022 at the Midpoint of the Production Guidance Range WTI Oil Brent Oil Natural Gas NGLs Hedged Weighted Hedged Weighted Hedged Weighted Hedged Weighted Volume Average Price Volume Average Price Volume Average Price Volume Average Price (MBbl) ($ / Bbl) (MBbl) ($ / Bbl) (BBtu) ($ / MMBtu) (MBbl) ($ / Bbl) Q1 2022 2,862 $61.67 123 $56.35 22,534 $2.79 914 17.20 Q2 2022 2,664 $61.20 125 $56.35 21,690 $2.77 873 17.13 Q3 2022 2,519 $59.69 126 $56.36 20,634 $2.76 610 29.87 Q4 2022 2,419 $59.75 126 $56.36 20,180 $2.78 587 29.74 FY 2023 7,627 $58.50 527 $52.52 57,278 $2.54 FY 2024 2,975 $57.35 189 $63.71 9,604 $3.16 Note: As of 12/31/21. Included in the figures above are minor Henry Hub collar positions totaling 510 BBtu, 550 BBtu, and 9,150 BBtu in Q1 2022, 2023 and 2024, respectively. For the same periods, these collars have a weighted average floor price of $3.00 / MMBtu, $2.63 / MMBtu and $3.00 / MMBtu, respectively and a weighted average ceiling price of $3.41 / MMBtu, $3.01 / C R E S C E N T E N E R G Y 23 MMBtu and $3.87 / MMBtu, respectively. Weighted average price for collar positions calculated using the December 31, 2021 strip.

Our “Up-C” Organizational Structure The Diagram Below Depicts Our Organizational Structure Immediately Following the Closing of the Merger with Contango Oil & Gas Company • Up-C Investors and Crescent Energy Company (“PubCo”) hold units (“OpCo Units”) Public Up-C in an operating company (“OpCo”) that is Investors Stockholders (Former Contango treated as a partnership for U.S. federal (Independence Energy Investors) Stockholders) income tax purposes (no tax receivable agreement entered into as a part of this Class B Class A transaction) Common Stock Common Stock 75% Voting Interest 25% Voting Interest • Former Contango shareholders (“Public Stockholders”) hold Class A common stock in Non-Economic Preferred PubCo Stockholder • Up-C Investors also hold non-economic Class Series I B common stock in PubCo that provides voting Preferred Stock rights commensurate with the economic interest represented by their OpCo Units Crescent Energy Company (“PubCo”) • Class A common stock and Class B common stock have equal voting rights 25% Economic Interest OpCo Units 75% Economic • One OpCo Unit and one share of Class B Interest Crescent Energy common stock, together, are exchangeable for OpCo LLC one share of Class A common stock (“OpCo”) • An affiliate of KKR holds all Series I Preferred Stock in PubCo, which is a non-economic Crescent Energy interest that has the sole right to elect directors Finance and provides for certain veto rights C R E S C E N T E N E R G Y 24

Non-GAAP Reconciliation For the nine months ended (in thousands) September 30, 2021 Net loss $(678,112) Adjustments to reconcile to Adjusted EBITDAX: Interest expense 47,270 Realized loss on interest rate derivatives 7,373 Income tax benefit (41,859) Depreciation, depletion and amortization 300,285 Exploration expense 1,288 Non-cash (gain) loss on derivatives 591,535 Impairment of oil and natural gas properties 712 Noncash equity-based compensation 34,416 (Gain) loss on sale of assets (9,879) Other income (3,655) (1) Transaction expenses 19,042 (2) Early settlement of derivative contracts 198,688 Certain noncontrolling interest distributions made by OpCo (29,843) Adjusted EBITDAX (non-GAAP) $437,261 Less adjustments to reconcile to Levered Free Cash Flow: Interest expense, excluding noncash amortization (37,919) Realized loss on interest rate derivatives (7,373) Current income tax benefit (provision) 305 Tax-related noncontrolling distributions made by OpCo 901 Total development of oil and gas properties (136,154) Levered Free Cash Flow (non-GAAP) $257,021 For the nine months ended (in thousands) September 30, 2021 Adjusted EBITDAX (non-GAAP) $437,261 Plus realized (gain) loss on commodity derivatives 206,984 Unhedged Adjusted EBITDAX (non-GAAP) $644,245 (1) Transaction expenses primarily relate to legal, consulting and other fees incurred for certain acquisitions and restructuring transactions in 2020 and 2021, as well as the termination of a midstream contract at the Eagle Ford Business in 2020. C R E S C E N T E N E R G Y (2) Represents the settlement in June 2021 of certain outstanding derivative oil commodity contracts for open positions associated with calendar years 2022 and 2023. 25 Subsequent to the settlement, the Company entered into new commodity derivative contracts at prevailing market prices.

Stay Connected. Emily Newport IR@crescentenergyco.com 600 Travis Street Suite 7200 Houston, Texas 77002 + 1 (713) 332-7001 www.crescentenergyco.com